JOHN HANCOCK FUNDS II
CLASS NAV SHARES

GLOBAL AGRIBUSINESS FUND
GLOBAL INFRASTRUCTURE FUND
GLOBAL TIMBER FUND

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by John Hancock Funds II (“JHF II”), the adviser or any subadvisers to the Funds or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHF II in any state where such offer or sale would be prohibited.

Prospectus dated December 31, 2008

CONTENTS

OVERVIEW	1
Global Agribusiness Fund	4
Global Infrastructure Fund	6
Global Timber Fund	8

FUND DESCRIPTIONS:

INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE

John Hancock Funds II (“JHF II”) is a series trust comprised of separate investment funds, (each a “Fund”, and collectively the “Funds”). The Funds of JHF II offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, the Funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class NAV shares of the Funds listed above. Class NAV shares are sold to the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio (each a “Portfolio” and collectively the “Portfolios”), which are other funds of JHF II, and to certain institutional investors.

1.	Investment Management

John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHF II, and the Funds and Portfolios. The Adviser administers the business and affairs of JHF II and retains and compensates the investment subadvisers which manage the assets of the Funds and Portfolios. The subadvisers formulate a continuous investment program for the Funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the U.S.

2.	Investment Objectives and Strategies

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See “Additional Information About the Funds’ Risks and Investment Policies”.

Temporary Defensive Investing.  Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest in are set forth in the SAI. A more complete description of the debt security ratings used by JHF II assigned by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) is included in Appendix A of the SAI.

3.	Principal Risks of Investing

Certain risks of investing in each Fund are set forth in the Fund’s description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities, as well as the definition of a non-diversified Fund and the risks associated with such a Fund, are more fully described below under “Additional Information About the Funds’ Risks and Investment Policies”.

•	Active Management risk
•	Credit and Counterparty risk
•	Equity Securities risk
•	Exchange Traded Funds risk
•	Foreign Securities risk
•	Hedging, Derivatives and Other Strategic Transactions risk
•	Industry and Sector Investing risk
•	Investment Company Securities risk
•	Issuer risk
•	Liquidity risk
•	Medium and Small Company risk
•	Mortgage-Backed and Asset-Backed Securities risk
•	Non-Diversified Fund risk
•	Real Estate Securities risk
•	Short Sale risk

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4.	Portfolio Managers

See “Subadvisory Arrangements and Management Biographies” for information relating to the Funds’ portfolio managers.

5.	Fees and Expenses

JHF II may issue the Class NAV Shares.  The table below describes the fees and expenses for Class NAV Shares of each Fund offered through this Prospectus. Class NAV shares do not charge a sales load or surrender fee and not subject to any Rule 12b-1 distribution and service fees.

FUND ANNUAL EXPENSES

Expense information is based on the estimated amounts for the current fiscal year.

		Distribution		Total	Contractual	Net fund
	Management	and service	Other	Operating	Expense	Operating
Fund/Class	fee	(12b-1) fees	Expenses	Expenses [1]	Reimbursement [2]	Expenses
Global Agribusiness Fund

Class NAV	0.85%	0.00%	2.26%	3.11%	2.21%	0.90%

Global Infrastructure Fund

Class NAV	0.85%	0.00%	2.26%	3.11%	2.21%	0.90%

Global Timber Fund

Class NAV	0.85%	0.00%	2.26%	3.11%	2.21%	0.90%

The “Total Operating Expenses” include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Fund Annual Expenses shown may not correlate to the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund’s current fiscal year.

2
The Adviser has contractually agreed to waive advisory fees or reimburse certain Fund expenses so that total Fund operating expenses do not exceed 0.90% of the average annual net assets of Class NAV. This expense reimbursement shall continue in effect until December 31, 2009 and thereafter until termination by the Adviser on notice to JHF II.

EXAMPLES OF EXPENSES

The Examples are intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Examples also assume that the investment has a 5% return each year, that a Fund’s operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any qualified plan that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor’s actual expenses may be higher or lower, based on these assumptions the expenses would be:

Fund/Class	Year 1	Year 3
Global Agribusiness Fund

Class NAV	$92	$752

Global Infrastructure Fund

Class NAV	$92	$752

Global Timber Fund

Class NAV	$92	$752

SMALL CAP FUNDS

GLOBAL AGRIBUSINESS FUND

Subadviser:	MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

Investment Objective:	To seek long-term capital appreciation

Investment Strategies:	The Fund seeks to achieve its objective by investing in equities and equity-related securities of companies involved in the agribusiness sector. Equity and equity related securities include common, preferred and convertible preferred stocks and securities the value of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company.

The Fund will normally invest at least 80% of its net assets (plus borrowing for investment purposes) in domestic and foreign companies involved in the agribusiness sector, without regard to market capitalization. Companies involved in the agribusiness sector (“agribusiness companies”) are defined as companies that derive at least 50% of their sales or revenues from, or devote at least 50% of their assets to, one or more of the following industries:

•	Agricultural products,
•	fertilizers and agricultural chemicals,
•	farm machinery and farming vehicles,
•	crop production,
•	raising of livestock,
•	fish farming,
•	manufacture of seeds,
•	manufacture of planting, harvesting, crop protection and irrigation systems,
•	manufacture of market raw or unfinished agricultural and food products.
•	Packaged foods and meats

The Fund’s investments in foreign securities may include direct investments in non-U.S. dollar-denominated securities traded on non-U.S. exchanges and U.S. dollar denominated securities of foreign issuers traded in the U.S., as well as indirect investments, such as depository receipts. The Fund may invest in securities of companies in emerging markets. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in foreign securities. In addition, under normal circumstances, the Fund will invest in at least three countries, one of which may be the U.S.

The Fund may invest in ETFs as well as other investment companies and in REITs and master limited partnerships (“MLPs”). Such investment may include publicly traded partnerships, including qualified publicly traded partnerships that invest principally in commodities or commodity-linked derivatives. The Fund may also invest up to 15% of its net assets in illiquid securities, including securities issued by limited partnerships and other pooled investment vehicles, including hedge funds.

The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in agribusiness companies. This policy is fundamental and may not be changed without the approval of the Fund’s shareholders.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macro-economic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors including, but not limited to, valuation metrics, earnings surprises and earnings growth, and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape, and assessment of industry position and trends.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Agribusiness Risk Agribusiness companies are subject to, among other factors, government subsidy policies; international treaties, environmental, health and safety laws and regulations; and mandates to develop and use alternative fuels. Changing worldwide demand for food and alternative fuels could affect prices for farm commodities and demand for agricultural equipment. Weather and other factors, such as disease outbreaks, have historically caused volatility in agricultural commodities.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Equity securities risk Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

ETF Risk The risks of owning an Exchange traded fund (ETF) generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Foreign securities risk (Including Emerging Market Risk) As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. These risks are heightened in the case of emerging markets.

Investment Company Securities Risk The funds bear their own expenses and indirectly bear their proportionate share of expenses of the underlying funds in which they invest.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Master limited partnerships risk  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Nondiversification risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

REIT risk REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. Investing in REITs subject a fund to the risks associated with direct ownership of real estate such as decline in the value of real estate and general and local economic conditions.

Past Performance
This section normally shows how the Fund’s total return varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

GLOBAL INFRASTRUCTURE FUND

Subadviser:	MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

Investment Objective:	To seek long-term capital appreciation

Investment Strategies:	The Fund seeks to achieve its objective by investing in equities and equity-related securities of companies involved in the infrastructure sector. Equity and equity related securities include common, preferred and convertible preferred stocks and securities the value of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company.

The Fund will normally invest at least 80% of its net assets (plus borrowing for investment purposes) in domestic and foreign companies involved in the infrastructure sector, without regard to market capitalization. The infrastructure sector covers the basic services and underlying fixed assets needed for a community to function properly. Infrastructure assets are long-life, physical assets that provide essential products or services for the global economy. These services include transportation, water, waste, primary energy providers and power networks.

Companies involved in the infrastructure sector (“infrastructure companies”) are defined as companies that derive at least 50% of their sales or revenues from, or devote at least 50% of their assets to, one or more of the following industries:

•	Engineering and construction, including the building, operation and maintenance of highways, toll roads, tunnels, bridges, parking lots, and public buildings such as hospitals and schools;
•	the building, operation and maintenance of airports and marine ports, railroads and mass transit systems;
•	Energy and transportation services including airports services, highways, railtracks, marine ports and services, and transportation and water utilities;
•	Utilities, including the generation, transmission and distribution of electric energy; the storage, transportation and distribution of natural resources, such as oil and natural gas, used to produce energy; alternative energy sources; heavy electrical equipment; multi-utilities; telecommunications, including wireless and cable networks; and water treatment and distribution.

The Fund’s investments in foreign securities may include direct investments in non-U.S. dollar-denominated securities traded on non-U.S. exchanges and U.S. dollar-denominated securities of foreign issuers traded in the U.S., as well as indirect investments such as depository receipts. The Fund may invest in securities of companies in emerging markets. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in foreign securities. In addition, under normal circumstances, the Fund will invest in at least three countries, one of which may be the U.S.

The Fund may invest in ETFs as well as other investment companies and in REITs and master limited partnerships (“MLPs”). Such investment may include qualified publicly traded partnerships, including qualified publicly traded partnerships that invest principally in commodities or commodity-linked derivatives. The Fund may also invest up to 15% of its net assets in illiquid securities, including securities issued by limited partnerships and other pooled investment vehicles, including hedge funds.

The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in infrastructure companies. This policy is fundamental and may not be changed without the approval of the Fund’s shareholders.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macro-economic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors including, but not limited to, valuation metrics, earnings surprises and earnings growth, and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape, and assessment of industry position and trends.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Equity securities risk Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

ETF Risk The risks of owning an Exchange traded fund (ETF) generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Foreign securities risk (Including Emerging Market Risk) As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. These risks are heightened in the case of emerging markets.

Infrastructure Risk  Because the Fund concentrates its investments in infrastructure-related companies, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities.

Investment Company Securities Risk The funds bear their own expenses and indirectly bear their proportionate share of expenses of the underlying funds in which they invest.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Master limited partnerships risk Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Nondiversification risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

REIT risk REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. Investing in REITs subject a fund to the risks associated with direct ownership of real estate such as decline in the value of real estate and general and local economic conditions.

Past Performance
This section normally shows how the Fund’s total return varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

GLOBAL TIMBER FUND

Subadviser:	MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

Investment Objective:	To seek long-term capital appreciation

Investment Strategies:	The Fund seeks to achieve its objective by investing in equities and equity-related securities of companies involved in the timber sector (“Timber Companies”). Equity and equity related securities include common, preferred and convertible preferred stocks and securities the value of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company.

The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in domestic and foreign Timber Companies, without regard to market capitalizaiton.

Timber Companies are defined as companies that derive at least 50% of their sales or revenues from, or devote at least 50% of their assets to, one or more of the following:

•	The owning or leasing forested land,
•	The marketing of forest products,
•	The harvesting of timber for commercial use, and the sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund’s investments in foreign securities may include direct investments in non-U.S. dollar denominated securities traded on non-U.S. exchanges and U.S. dollar denominated securities of foreign issuers traded in the U.S., as well as indirect investments, such as depository receipts. The Fund may invest in securities of companies in emerging markets. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in foreign securities. In addition, under normal circumstances, the Fund will invest in at least three countries, one of which may be the U.S.

The Fund may invest in ETFs as well as other investment companies and in REITs and master limited partnerships (“MLPs”). Such investment may include publicly traded partnerships, including qualified publicly traded partnerships that invest principally in commodities or commodity-linked derivatives. The Fund may also invest up to 15% of its net assets in illiquid securities, including securities issued by limited partnerships and other pooled investment vehicles, including hedge funds.

The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in timber companies. This policy is fundamental and may not be changed without the approval of the Fund’s shareholders.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macro-economic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors including, but not limited to, valuation metrics, earnings surprises and earnings growth, and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape, and assessment of industry position and trends.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterpary to an over-the-counter derivatives contract or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

ETF risk The risks of owning an Exchange traded fund (ETF) generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Equity securities risk Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

Foreign securities risk (including emerging market risk) As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. These risks are heightened in the case of emerging markets.

Timber risk The market value of securities of global timber companies may be affected by numerous factors, including events occurring in nature and international politics. Global timber companies involved in the forest, paper and packaging products industries are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries.

Investment Company Securities Risk The funds bear their own expenses and indirectly bear their proportionate share of expenses of the underlying funds in which they invest.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Master limited partnerships risk Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Non-diversification risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

REIT risk REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. Investing in REITs subject a fund to the risks associated with direct ownership of real estate such as a decline in the value of real estate and general and local economic conditions.

Past Performance
This section normally shows how the Fund’s total return varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

ADDITIONAL INFORMATION ABOUT
THE FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES

Risks of Investing in Certain Types of Securities

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active Management risk

Funds that are not index funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund’s investment objective. If the subadvisers’ investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

Credit and Counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, see “Hedging, Derivatives and Other Strategic Transactions Risk,” or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (“S&P”), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity Securities risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value Investing Risk.  Certain equity securities (generally referred to as “value securities”) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  Certain equity securities (generally referred to as “growth securities”) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange Traded Funds risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Foreign Securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security. All Funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a Fund’s currency exposure being substantially different than that suggested by its securities investments. All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Industry or Sector Investing risk

When a Fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual Funds and are far less diversified than the broad securities markets. This means that concentrated Funds tend to be more volatile than other mutual Funds, and the values of their investments tend to go up and down more rapidly. In addition, a Fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Agribusiness sector risk.  Agribusiness companies are subject to, among other factors, government subsidy policies; international treaties; environmental, health and safety laws and regulations; and mandates to develop and use alternative fuels. Changing worldwide demand for food and alternative fuels could affect prices for farm commodities and demand for agricultural equipment. Weather and other factors, such as disease outbreaks, have historically caused volatility in agricultural commodities.

Agribusiness companies are subject to U.S. and overseas environmental, health and safety laws and regulations. Weather conditions can affect harvests, which can affect the supply and pricing of agricultural commodities. The availability and price of agricultural commodities are also subject to other unpredictable factors, such as fuel costs, plantings, government farm programs and policies, demand from the bio-fuels industry.

Infrastructure Risk.  Because the Fund concentrates its investments in infrastructure-related companies, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Timber Risk.  The market value of securities of global timer companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, global timber companies may harvest less timber than expected. Global timber companies involved in the forest, paper and packaging products industries are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. These industries have suffered, and continue to suffer, from excess capacity. Global timber companies are subject to many federal, state and local environmental, health and safety laws and regulations, particularly with respect to the restoration and reforestation of timberlands, harvesting timber near waterways, discharges of pollutants and emissions, and the management, disposal and remediation of hazardous substances or other contaminants. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries. In particular, tariffs, quotas or trade agreements can also affect the markets for products of global timber companies, particularly wood products. In addition, rising interest rates and general economic conditions may affect the demand for timber products.

Investment Company Securities Risk

The funds bear their own expenses and indirectly bear their proportionate share of expenses of the underlying funds in which they invest.

Issuer risk

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity risk

A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Master limited partnerships risk

Subject to the approval of the Fund’s Adviser, a Fund may invest in master limited partnerships or a “MLP.” A MLP is a publicly traded company organized as a limited partnership and treated as partnerships for federal income tax purposes. MLPs generally operate in the natural resource, financial services, and real estate industries. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions and other tax items pass through to unitholders. Although unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Medium and Small Company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium sized market capitalizations.

Non-Diversified Fund risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

Funds are not “diversified” within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a Fund’s investment strategies or techniques may be more pronounced for these Funds than for Funds that are “diversified.”

Real Estate Securities risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

•	Declines in the value of real estate;
•	Risks related to general and local economic conditions;
•	Possible lack of availability of mortgage funds;
•	Overbuilding;
•	Extended vacancies of properties;
•	Increased competition;
•	Increases in property taxes and operating expenses;
•	Changes in zoning laws;
•	Losses due to costs resulting from the clean-up of environmental problems;
•	Liability to third parties for damages resulting from environmental problems;
•	Casualty or condemnation losses;
•	Limitations on rents;
•	Changes in neighborhood values and the appeal of properties to tenants; and
•	Changes in interest rates.

Investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Medium and Small Company Risk” for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

These investment strategies and securities are described further in the SAI.

Hedging and Other Strategic Transactions

Each Fund is authorized to use hedging and other strategic transaction described in the SAI. A detailed discussion of these transactions is set forth in the SAI.

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund’s portfolio securities. If the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised. See the SAI for further information on the notes of hedging and strategic transactions.

YOUR ACCOUNT

Class NAV Shares

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of JHF II and John Hancock Funds III. Class NAV shares are also sold to retirement plans and to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.

Other classes of shares of the Funds, which have their own expense structures, may be offered in separate prospectuses.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) is determined for each fund and class as of the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time) on each business day that the New York Stock Exchange is open. Securities held by a fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, securities held by a fund are valued at fair value as determined in good faith by the Board of Trustees of JHF II. Any actions of the Pricing Committee, as the Board’s designee, are subject to oversight by the Board. Money market instruments with a remaining maturity of 60 days or less held by a fund are valued on an amortized cost basis.

Generally, trading in non-U.S. securities, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the NAV of a fund’s shares are generally determined as of such times. If market quotations or official closing prices are not readily available or are deemed unreliable, a security will be valued by a method that the Trustees (or the Pricing Committee as their designee) believe accurately reflects its fair value. Market price may be deemed unreliable, for example, if a security is thinly traded or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees (or the Pricing Committee as their designee) may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a fund is calculating its NAV or when a designated index changes by certain percentage. In such circumstances, a fund may use a pricing service that employs fair value model pricing in valuing foreign securities held by a fund. In view of these factors, it is likely that a fund investing significant amounts of assets in securities that are primarily traded on foreign markets will be fair valued more frequently than a fund investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers. In addition, the value of such securities (and, therefore, NAV of a fund that holds them) may change significantly on days when shareholders will not be able to purchase or redeem fund’s shares.

Fair value pricing of securities is intended to help ensure that the NAV of a fund’s shares reflects the value of a fund’s securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. Fair value pricing of securities also involves the risk that the fund’s valuation of an investment may be higher or lower than the price the investment might actually command if a fund sold it.

Purchase and Redemption Prices.  When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

Execution of Requests.  The Funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

Excessive Trading.  The Funds are intended for long-term investment purposes only and does not knowingly accept shareholders who engage in “market timing” or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to Reject or Restrict Purchase and Exchange Orders.  Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific “Limitation on Exchange Activity” described below if a Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund or otherwise not be in a Fund’s best interest in light of unusual trading activity related to your account. In the event a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the Fund’s NAVs at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange Limitation Policies.  The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on Exchange Activity.  Pursuant to the policies and procedures adopted by the Board of Trustees the fund, or its agent, may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund, or its agent, determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund, or its agent, cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund, or its agent, may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since Funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of a Fund’s shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the Ability to Detect and Curtail Excessive Trading Practices.  Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail its trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive Trading Risk.  To the extent that a Fund or its agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund, and may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in Fund transactions. Increased Fund transactions and use of the line of credit would correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any Fund, certain types of Funds are more likely than others to be targets of excessive trading. For example:

•	A Fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under “Valuation of shares.” These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A Fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.
•	A Fund that invests a significant portion of its assets in below-investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under “Valuation of shares,” entails a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Fund’s portfolio. A Fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a Fund that invests in highly liquid securities. These risks would be less significant, for example, in a Fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of a Fund shares held by other shareholders.

Dividends and Account Policies

Dividends.  Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than quarterly and reinvested in additional full and fractional shares of a Fund or paid in cash.

Taxability of Transactions.  Dividends received by a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable at a lower rate. Any time you redeem or exchange shares, it is considered a taxable event for you.

Account Statements.  The Funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

Disclosure of Fund portfolio holdings.  The Funds’ Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Funds will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Funds. In addition, the ten largest holdings of the Funds will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Funds files their Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Funds’ Form N-CSR and Form N-Q will contain the Funds’ entire portfolio holdings as of the applicable calendar quarter end.

Broker Compensation and Revenue Sharing Arrangements

NAV shares of the Funds are sold to the JHF II Portfolios and may in the future be sold to other series.

Other shares of the Funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and
•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the resources of John Hancock Fund, LLC, the distributor of the Funds, (the “Distributor”). These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Distributor’s efforts to promote the sale of the fund’s shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor’s promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor’s marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the Distributor’s revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the Adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the fund.

For a description of these compensation and revenue sharing arrangements, see the prospectuses and statement of additional information for the JHF II Portfolios. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through the Adviser’s profit on the advisory fee on the Funds.

FUND DETAILS

Business Structure

The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Funds.

The Trustees have the power to change the respective investment goal of each of the Funds without shareholder approval.

The Trustees have the power to change the focus of the investment policy of each of the Funds that provides for the investment of a specified percentage of its assets in particular securities or geographic regions without shareholder approval. Particular Funds will provide written notice to shareholders at least 60 days prior to a change in their 80% investment policy, as required under the 1940 Act and disclosed in the SAI.

Investment adviser

John Hancock Investment Management Services, LLC
601 Congress Street
Boston, MA 02210-2805

Manages the Fund’s business and investment activities.

Subadviser

Provides portfolio management to the Funds.

Custodian

State Street Bank & Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Holds the Funds’ assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund’s NAV.

Principal distributor

John Hancock Funds, LLC

Markets the Funds and distributes shares through selling brokers, financial planners and other financial representatives.

Management Fees

As full compensation for its services, the Adviser receives a fee from each Fund.

The fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate, which is determined based on the application of the annual percentage rates for the Fund to the “aggregate net assets” of the Fund. “Aggregate net assets” of a Fund include the net assets of the Fund and the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) that have the same subadviser as the Fund. If a Fund and such other Fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a Fund. The fee for each Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of a Fund at the close of business on the previous business day of a Fund.

The schedule of the annual percentage rates of the management fees for the Funds are set forth in Appendix A hereto.

A discussion regarding the basis of the Board of Trustees’ approving the investment advisory and subadvisory contracts of the Funds will be available in the Funds’ semi-annual report to shareholders for the six months period ending February 28, 2009.

Subadvisory Arrangements and Management Biographies

The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund’s investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHF II with respect to the implementation of such programs.

Subadvisory Fees.  Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvisers.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the Funds’ portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Fund	Portfolio Manager

John Hancock Agriculture Fund	Noman Ali* Jennifer Dowty* Robert Lutzko*
John Hancock Infrastructure Fund	Noman Ali* Jennifer Dowty* Robert Lutzko*
John Hancock Timber Fund	Noman Ali* Jennifer Dowty* Robert Lutzko*

*	Has managed the Fund since its inception.

•	Noman Ali. Assistant Vice President and Portfolio Manager, U.S. Equity, at Manulife Financial; joined MFC Global (U.S.A.) in 1999.
•	Jennifer Dowty. Assistant Vice President and Portfolio Manager, Small Cap Equity team, at Manulife Financial, joined MFC Global (U.S.A.) in 1999.
•	Robert Lutzko. Vice President, Quantitative Products and Senior Portfolio Manager and head of Quantitative Research Group, at Manulife Financial, joined MFC Global (U.S.A.) in 1995

APPENDIX A

SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Funds. The fee is stated as an annual percentage of the current value of the net assets of the Fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the Fund.

Fund	APR	Advisory Fee Breakpoint

Global Agribusiness Fund	0.850% 0.800%	— first $250 million — excess over $250 million

Global Infrastructure Fund	0.850% 0.800%	— first $250 million — excess over $250 million

Global Timber Fund	0.850% 0.800%	— first $250 million — excess over $250 million

FOR MORE INFORMATION

The following documents offer further information on JHF II:

Annual/Semi-Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the Funds. The SAI includes a summary of JHF II’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Funds II
601 Congress Street
Boston, MA 02210

By phone: 1-800-344-1029

On the Internet: www.jhfunds.com

Or You May View or Obtain These Documents and Other Information

About the Fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC’s Public Reference Room in Washington, DC
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779